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                                  EXHIBIT 23.8

                     Consent of PricewaterhouseCoopers LLP,

                            Independent Accountants,

                              dated March 17, 2004
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                                                                    EXHIBIT 23.8

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. Five to the Registration Statement on Form S-11 of our report dated March 3, 2004, relating to the combined financial statements of Horizon Bay Senior Communities Twenty Communities, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Chicago, Illinois
March 17, 2004